EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012

                                February 17, 2004

         Dear Shareholder:

         Excelsior Funds, Inc.'s Pan European Fund (the "Fund") will hold a special meeting of shareholders on April 7, 2004, at 8:30 a.m. (Eastern Time). At this meeting, shareholders of the Fund will be asked to vote on the proposed reorganization of the Fund into Excelsior Funds, Inc.'s International Fund.

         The proposed reorganization will enable shareholders to invest in a larger fund with a similar investment strategy. By combining the two funds' assets, we will create a single fund with a larger asset base than the assets of the Fund alone. This greater asset size would allow shareholders to take advantage of the possible benefits of future economies of scale and spreading fixed costs across a larger asset base. Combining the two funds would also reduce the potential for increased costs and expenses that might have occurred because of the Fund's stagnant or diminishing assets. Further, the reorganization would be tax-free and would not dilute your investment.

         The Board of Directors recommends that you vote in favor of the proposed reorganization. We urge you to vote as soon as possible. Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by mail, by phone, by Internet or in person. A self-addressed, postage-paid envelope has been enclosed for your convenience.

         Thank you for your continued investment in the Excelsior Funds, Inc. and for your support in this matter.

                                   Sincerely,

                                   /s/ James L. Bailey
                                   ----------------------------------
                                   James L. Bailey
                                   President

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF THE PAN EUROPEAN FUND

                           To Be Held on April 7, 2004

         To the Shareholders of the Pan European Fund:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Meeting") of the Pan European Fund, an investment portfolio offered by Excelsior Funds, Inc. (the "Company"), will be held at the offices of U.S. Trust Company, N.A. located at 225 High Ridge Road, Stamford, Connecticut 06905, on April 7, 2004, at 8:30 a.m. (Eastern time). During the Meeting, the shareholders will vote on the following proposals:

ITEM 1. To approve or disapprove a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of the Company's Pan European Fund to the Company's International Fund, the amendment of the Company's Charter reclassifying all shares designated as Class R Common Stock of the Pan European Fund as shares of Class F Common Stock of the International Fund, and accomplishment of the reclassification by the issuance of such shares of the International Fund to shareholders of the Pan European Fund.

ITEM 2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

         The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix A to the Combined Proxy Statement/Prospectus is a copy of the Plan of Reorganization.

         Shareholders of record as of the close of business on January 15, 2004, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         Your Vote Is Important, Regardless Of The Number Of Shares That You Own. You Can Vote Easily And Quickly By Phone, By Mail, By Internet Or In Person. See The Enclosed Proxy Card For Instructions.

                                      By the Order of the Board of Directors
                                      ALISON E. BAUR
                                      Secretary
February 17, 2004

                                TABLE OF CONTENTS
                                                                            Page

SUMMARY........................................................................3

         Proposed Reorganization...............................................3

         Reasons For Reorganization............................................3

         Federal Income Tax Consequences.......................................4

         Comparison of the Investment Objectives and Strategies of the Funds...4

         Purchase and Redemption Procedures; Exchange Procedures; Dividends,
                Distributions and Pricing......................................5

         Risk Factors..........................................................5

         Comparative Fee Table.................................................7

         Performance...........................................................8

INFORMATION RELATING TO THE PROPOSED REORGANIZATION...........................10

         Description of the Plan of Reorganization............................11

         Board Consideration..................................................12

         Capitalization.......................................................13

         Federal Income Tax Consequences......................................14

COMPARISON OF THE FUNDS.......................................................15

         Investment Objectives and Strategies.................................15

         Fundamental Investment Limitations...................................16

INFORMATION RELATING TO VOTING MATTERS........................................18

         General Information..................................................18

         Solicitation of Proxies..............................................18

         Voting Process.......................................................18

         Costs................................................................19

         Tabulation of Proxies, Quorum and Vote Required......................19

         Adjournments and Other Business......................................19

         Outstanding Shares and Significant Shareholders......................20

ADDITIONAL INFORMATION........................................................21

         Investment Advisers and Principal Underwriter........................21

         Other Service Providers..............................................22

         Annual Meetings......................................................22

FINANCIAL STATEMENTS..........................................................22

APPENDIX A PLAN OF REORGANIZATION............................................A-1

                                                   Filed Pursuant to Rule 497(b)
                                                   Registration No.: 333-111599


                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012

                       COMBINED PROXY STATEMENT/PROSPECTUS
                             DATED FEBRUARY 17, 2004

         This Combined Proxy Statement/Prospectus ("Prospectus") is furnished in connection with the solicitation of proxies by the Board of Directors of Excelsior Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") of the Company's Pan European Fund to be held at 8:30 a.m. (Eastern time), on April 7, 2004, at the offices of U.S. Trust Company, N.A. located at 225 High Ridge Road, Stamford, Connecticut 06905, or any adjournment thereof. At the Meeting, shareholders of the Pan European Fund will be asked to consider and approve a proposed Plan of Reorganization dated as of November 14, 2003 ("Plan of Reorganization"), and the transactions contemplated thereby. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of several separate investment portfolios including both the Pan European Fund and the International Fund. The Pan European Fund and the International Fund each offer one class of shares.

         The proposed Plan of Reorganization provides that: (i) the Pan European Fund will transfer all of its assets and liabilities to the International Fund;
(ii) the Company will reclassify all shares designated as Class R Common Stock of the Pan European Fund as shares of Class F Common Stock of the International Fund; and (iii) each holder of shares of the Pan European Fund will hold, immediately after the effective time of the reorganization, full and fractional shares of the International Fund with the same aggregate dollar value as the shareholder had in the Pan European Fund immediately before the transaction (the "Reorganization").

         This Prospectus sets forth the information that a shareholder of the Pan European Fund should know before voting on the Plan of Reorganization. You should retain this Prospectus for future reference. Please review the enclosed Prospectus, Annual Report and Semi-Annual Report for the International Fund. The following documents have been filed with the Securities and Exchange Commission ("SEC") and are also incorporated by reference into this Prospectus: the Prospectuses for the Pan European and International Funds (collectively, the "Funds") dated July 29, 2003, and July 29, 2003 (as supplemented February 13,
2004), respectively; the Statement of Additional Information dated July 29, 2003, relating to the Funds; the Annual Report to Shareholders of the Funds dated March 31, 2003; the Semi-Annual Report to Shareholders of the Funds dated September 30, 2003; and the Statement of Additional Information dated February 17, 2004, relating to this Prospectus.

         For a free copy of any of the documents described above, you may call 1-800-446-1012 (or, from overseas, (617) 483-7297), or you may write to the Funds at the address listed on the cover of this Prospectus. You may also obtain many of these documents by accessing the Internet site for Excelsior Funds, Inc. at www.excelsiorfunds.com. In addition, these documents may be obtained from the EDGAR database on the SEC's Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

         This Prospectus constitutes the Pan European Fund's Proxy Statement for the Meeting, and the Prospectus for the shares of the International Fund that have been registered with the SEC and are to be issued in connection with the Reorganization.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE INTERNATIONAL FUND OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

         The following summarizes certain key features of the proposed Plan of Reorganization and the information contained in this Prospectus. Please review the full Prospectus prior to casting your vote.

         Proposed Reorganization. The Company's Board of Directors recommends that the International Fund acquire the Pan European Fund's assets and liabilities. Subject to shareholder approval, the International Fund will acquire all of the assets and liabilities of the Pan European Fund and the Company will amend its Charter to reclassify all shares designated as Class R Common Stock of the Pan European Fund as shares of Class F Common Stock of the International Fund. As a result, each shareholder of the Pan European Fund will become a shareholder of the International Fund and will hold, immediately after the time the Reorganization becomes effective (the "Effective Time"), the same aggregate dollar value of shares of the International Fund as the shareholder held in the Pan European Fund immediately before the Effective Time.

         For further information, see "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Description of the Plan of Reorganization."

         Reasons For Reorganization. The Company's Board of Directors approved the Reorganization primarily to create a larger, more efficient fund. The Company's Board of Directors recognized that the Pan European Fund was unlikely to become economically viable. In connection with approving the Plan of Reorganization, the Company's Board of Directors considered, among other things:

         (1) That the Pan European Fund and the International Fund have investment objectives and strategies that do not differ materially;

         (2) That the Pan European Fund potentially faces increased costs and expenses if assets continue at the same level or decline. Stagnant or declining asset levels will prevent the Pan European Fund from taking advantage of the possible benefits of a larger asset base, including future economies of scale and spreading fixed costs across a larger asset base.

         (3) That the greater aggregate assets upon consummation of the Reorganization of the Pan European Fund into the International Fund would allow the International Fund to take advantage of the possible benefits of a larger asset base, including future economies of scale and spreading fixed costs across a larger asset base;

         (4) The relative performance of the Funds (as set forth under "Performance" beginning on page 8 of this Prospectus);

         (5) The gross and net annual operating expenses of the Funds (as set forth under the "Comparative Fee Table" beginning on page 7 of this Prospectus); including the fact that the International Fund's gross expense ratio exceeds that of the Pan European Fund by four basis points. Upon the recommendation and representations of the Pan European Fund's investment adviser, the Board determined that the Pan European Fund was not economically viable at its current size and that expenses would likely increase in the future because its adviser would not necessarily continue to subsidize its expenses at current levels. The Board also noted that the International Fund was economically viable at its present size and that after the Reorganization, it would be able to take advantage of the possible benefits of a larger asset base, including future economies of scale and spreading fixed costs across a larger asset base;

         (6) That the Reorganization would be tax-free for shareholders of the Pan European Fund who choose to remain shareholders of the International Fund; and

         (7) That the interests of the Funds' shareholders would not be diluted as a result of the Reorganization.

         After consideration of the reasons for the proposed Plan of Reorganization, the Board of Directors has authorized the Plan of Reorganization and recommended approval of the Plan of Reorganization by the shareholders of the Pan European Fund. Please review "INFORMATION RELATING TO THE PROPOSED PLAN OF REORGANIZATION--Board Consideration" for more information regarding the factors considered by the Company's Board of Directors.

         Federal Income Tax Consequences. Assuming the transaction qualifies as a tax-free reorganization under the federal tax law, as intended, consummation of the Reorganization will not be a taxable event for federal income tax purposes for the Pan European Fund, the International Fund or their respective shareholders. See "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Federal Income Tax Consequences."

         Comparison of the Investment Objectives and Strategies of the Funds. The investment objective of the International Fund is to seek total return on its assets through capital appreciation and income. Under normal circumstances, the International Fund invests at least 65% of its net assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in Western Europe and the more developed nations in the Pacific Basin and Latin America. The International Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets.

         The investment objective of the Pan European Fund is to seek long-term capital appreciation. The Pan European Fund, under normal circumstances, invests at least 80% of its net assets in equity securities of companies located in the more developed countries of Europe. The companies in which the Pan European Fund invests tend to be larger, more established companies. The Pan European Fund may invest to a lesser extent in less developed countries to capitalize on opportunities in the emerging markets of Eastern Europe.

         In managing the Funds, United States Trust Company of New York ("USTNY") and U.S. Trust Company, N.A. ("USTNA"), the Company's joint investment advisers (collectively, "U.S. Trust"), select investments by applying a bottom-up investment approach designed to identify companies that U.S. Trust expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products whose value is not recognized in the price of their securities.

         In applying these strategies to the International Fund, U.S. Trust continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries.

         With respect to the Pan European Fund, U.S. Trust analyzes companies in the European markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. As a result, the International Fund has a relatively smaller portion of its assets invested in companies located in Europe than the Pan European Fund.

         In managing both Funds, U.S. Trust generally does not attempt to hedge the effects of currency value fluctuations on the Funds' investments on an on-going basis and does not attempt to invest a specific percentage of its assets in a given country or industry. For further information, see "COMPARISON OF THE FUNDS--Investment Objectives and Strategies."

         Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing. The procedures for purchasing, redeeming and exchanging shares of the Pan European Fund are the same as those of the International Fund. Additionally, dividends from net investment income are declared and paid at least semi-annually for both Funds, and net realized gains (if any) for these Funds are also distributed at least annually. The Company determines the net asset value per share of each Fund as of the close of regular trading hours on the New York Stock Exchange. The Company adheres to the same procedures for valuing the Pan European Fund's assets and the International Fund's assets.

         Risk Factors. The principal risks of the two Funds are not materially different except that the International Fund may invest in securities of developing and emerging market countries to a greater extent than would the Pan European Fund. As a result, investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on the International Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the International Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

         The International Fund, however, entails less concentration risk than the Pan European Fund since the Pan European Fund invests primarily in securities of issuers located in one geographic region -- Europe. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Pan European Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Pan European Fund's focus on Europe also increases its potential share price volatility. European countries have, at times, experienced economic difficulties, including recession, currency fluctuations, and armed conflicts. In addition, the emerging economies of Eastern Europe have experienced political and economic difficulties related to their efforts to transition to free-market economies. As a result, securities markets in Europe, particularly those in Eastern Europe, have experienced price volatility.

         In addition to the risks mentioned above, the following principal risks, as described in the table below, are applicable to both of the Funds, unless otherwise noted:

Risks Applicable to both Funds
--------------------------------------------------------------------------------

Equity Risk                          Since they purchase equity securities, the
                                     Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.
                                     These factors contribute to price
                                     volatility, which is the principal risk of investing in the Funds.

                                     Equity securities include publicly and
                                     privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Management Risk                      The Funds' performance may be poorer than
                                     that of other funds if, for example, the market favors stocks of companies from one industry or geographic region over stocks of companies from another industry or geographic region. If the portfolio management is incorrect in its assessment of the values of the securities the Funds hold, no event occurs which surfaces value or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Funds' shares may decline.

Foreign Security Risks               Investing in foreign countries poses
                                     additional risks since political and
                                     economic events unique to a country or
                                     region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

                                     Investments in securities of foreign
                                     companies or governments can be more
                                     volatile than investments in U.S. companies or governments. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Markets Risk                The International Fund may invest in
                                     securities of emerging market countries to a greater extent than would the Pan
                                     European Fund and thus, these risks may be more applicable to an investment in the International Fund than an investment in the Pan European Fund. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

                                     Emerging market countries are countries
                                     that the World Bank or United Nations
                                     considers to be emerging or developing.
                                     Emerging markets may be more likely to
                                     experience political turmoil or rapid
                                     changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk                        As many investments in foreign countries
                                     are denominated in foreign currencies,
                                     changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments.
                                     Investments in foreign securities
                                     denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds' investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

         Comparative Fee Table. The following table sets forth: (i) the fees and expenses of shares of the Pan European Fund as of July 29, 2003; (ii) the fees and expenses of shares of the International Fund as of July 29, 2003; and (iii) the estimated fees and expenses of the shares of the International Fund on a pro forma basis after giving effect to the proposed Reorganization.



                              COMPARATIVE FEE TABLE


                                                               PAN            INTERNATIONAL             PRO FORMA
                                                             EUROPEAN              FUND                 COMBINED
                                                               FUND          (Surviving Fund)         INTERNATIONAL
                                                                                                          FUND
                                                                                                    (Surviving Fund)
SHAREHOLDER FEES
(paid directly from your investment)
Redemption Fees (as a percentage of amount
redeemed, if applicable)(1)........................     2.00%                     2.00%                  2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees....................................     1.00%                     1.00%                   1.00%
Other Expenses.....................................     0.48%                     0.54%                   0.52%
                                                        ----------                ----------              -----
Total Annual Fund Operating Expenses...............     1.48%(2)                  1.54%(2)                1.52%(2)
                                                        --------                  --------                --------

--------------------------
(1) This redemption fee is charged only if investors in the Funds sell their shares within 30 days of the date of purchase.
(2) U.S. Trust has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% until March 31, 2004.

Example: This Example is intended to help you compare the cost of investing in the Pan European Fund and the International Fund currently with the cost of investing in the International Fund on a pro forma combined basis, and also allows you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the period. In addition, the Example assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.


                                                                        1 Year     3 Years      5 Years     10 Years
PAN EUROPEAN FUND...............................................         151         468          808        1,768
INTERNATIONAL FUND..............................................         153         483          836        1,831
PRO FORMA COMBINED INTERNATIONAL FUND...........................         153         478          827        1,811


         Performance. The bar charts and performance table below illustrate the risks and volatility of an investment in the Funds. Of course, past performance (before and after taxes) is not an indication of future results.

         The bar charts show the changes in the Funds' performance from year to year.



                                                     International Fund
                                                      (Surviving Fund)
    1993          1994        1995          1996        1997        1998       1999        2000        2001         2002
-----------  ------------  ----------  ------------  ---------  ----------  ---------  -----------  -----------  -----------
   36.54%       (2.00)%       7.27%        7.28%        9.25%      7.89%      56.24%     (23.92)%    (27.43)%     (21.78)%

Best Quarter                 38.76%      (12/31/99)
Worst Quarter               (20.55)%     (9/30/02)



                                      -8-



                                                     Pan European Fund
    1993         1994         1995          1996        1997        1998       1999        2000        2001         2002
-----------  ------------  ----------  ------------  ---------  ----------  ---------  -----------  -----------  -----------
   17.26%        0.04%       14.90%        21.64%      24.29%      11.78%     24.68%     (9.20)%     (27.27)%     (23.31)%

Best Quarter                 29.11%      (12/31/99)
Worst Quarter               (27.24)%     (9/30/02)


         The International Fund's performance for the nine-month period ending September 30, 2003, was 20.82%.

         The Pan European Fund's performance for the nine-month period ending September 30, 2003, was 15.88%.

         The following tables compare each Fund's average annual total returns for the periods ended December 31, 2002, to those of an appropriate broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                               International Fund
                                (Surviving Fund)
                                                                    1 Year             5 Years           10 Years
                                                                ---------------  ------------------  --------------
Return Before Taxes............................................      (21.78)%             (6.15)%             2.05%
Return After Taxes on Distributions............................      (21.85)%             (6.60)%             1.38%
Return After Taxes on Distributions and Sales of Fund Shares...      (13.33)%             (4.63)%             1.66%
MSCI EAFE Index (reflects no deduction for fees, expenses,
or taxes)*.....................................................      (15.94)%             (2.89)%             4.01%



                                                                    1 Year             5 Years           10 Years
                                                                ---------------  ------------------  --------------

MSCI ACWI Free ex U.S. Index (reflects no deduction for
fees, expenses, or taxes)**.................................         (14.67)%             (2.66)%             4.17%


_________
* The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

** The MSCI ACWI Free ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.


                                Pan European Fund

                                                                    1 Year             5 Years           10 Years
                                                                ---------------  ------------------  --------------

Return Before Taxes.........................................         (23.31)%             (6.73)%              3.70%

Return After Taxes on Distributions.........................         (23.42)%             (7.90)%              2.45%
                                                                     (14.29)%
Return After Taxes on Distributions
and Sale of Fund Shares.....................................                              (4.73)%              3.15%

MSCI Europe Index (reflects no deduction
for fees, expenses, or taxes)*                                       (18.38)%             (2.26)%              7.96%

_________
     * MSCI Europe Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries.

         Legal Proceedings. U.S. Trust and Excelsior Funds, Inc. (which includes the Pan European Fund and the International Fund), Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the "Companies") have been contacted by the Office of the New York State Attorney General (the "NYAG") and U.S. Trust has been contacted by the U.S. Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. U.S. Trust and the Companies have been providing full cooperation with respect to these investigations.

         U.S. Trust and the Companies continue to review the facts and circumstances relevant to the SEC's and the NYAG's investigations. At the present time, management of U.S. Trust is unable to estimate the impact, if any, that the outcome of these investigations may have on the Companies.

         On November 20, 2003, a class action complaint was filed in the United States District Court for the Northern District of California against The Charles Schwab Corporation, Charles Schwab & Co., Inc. (collectively, "Charles Schwab"), U.S. Trust, the Companies and Doe Defendants. The action, which is brought on behalf of all purchasers, redeemers and holders of the Companies, who purchased, held or otherwise acquired shares of the Companies from November 23, 1998, through November 14, 2003, inclusive (the "Class Period"), alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and for common law breach of fiduciary duties. The complaint alleges that during the Class Period, Charles Schwab, U.S. Trust and the Companies allowed the Doe Defendants and others to engage in illegal and improper trading practices, in concert with certain institutional traders, which caused financial injury to the shareholders of the Companies. U.S. Trust and the Companies are evaluating the claims in the complaint and intend to vigorously defend them. At the present time, management of U.S. Trust is unable to estimate the impact, if any, that the outcome of this action may have on the Companies. U.S. Trust believes that additional lawsuits, similar to this lawsuit, may be filed in the future against Charles Schwab, U.S. Trust, the Companies and related parties.

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

         The Plan of Reorganization sets forth the terms and conditions of the Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is attached as Appendix A to this Prospectus.

         Description of the Plan of Reorganization. The Plan of Reorganization provides that prior to the Effective Time, the Company will execute and file with the Maryland State Department of Assessments and Taxation Articles of Amendment to the Company's Charter (the form of which is attached hereto as part of Appendix A). These Articles of Amendment will reclassify all shares designated as Class R Common Stock of the Pan European Fund ("Pan European Fund Shares") as shares of Class F Common Stock of the International Fund ("International Fund Shares") as of the Effective Time.

         At the Effective Time, all of the assets and liabilities of the Pan European Fund will be transferred to the International Fund, such that at and after the Effective Time, the assets and liabilities of the Pan European Fund will become the assets and liabilities of the International Fund. In exchange for the transfer of assets and liabilities, the Company will reclassify all authorized and classified Pan European Fund Shares as International Fund Shares. The Pan European Fund Shares that are reclassified as International Fund Shares will have an aggregate net asset value equal to the aggregate net asset value of the Pan European Fund Shares that are outstanding immediately prior to the Effective Time. At and after the Effective Time, all debts, liabilities and obligations of the Pan European Fund will attach to the International Fund and may thereafter be enforced against the International Fund to the same extent as if they had been incurred by it.

         The Plan of Reorganization provides that the Board of Directors of the Company will declare a dividend or dividends with respect to the Pan European Fund prior to the Effective Time. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Pan European Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Effective Time. The shareholders of the Pan European Fund will recognize ordinary income with respect to this distribution and such income may be subject to federal, state and/or local taxes.

         The Company will permanently close the stock transfer books for the Pan European Fund as of the close of business on the day immediately preceding the Effective Time and, thereafter, deem redemption requests received with respect to the Pan European Fund to be redemption requests for the International Fund. If any Pan European Fund Shares held by a Pan European Fund shareholder are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the International Fund Shares issued to the shareholder in the Reorganization will be redeemed.

         The Reorganization is subject to a number of conditions. These conditions include:

         (1) The approval of the Plan of Reorganization and the transactions contemplated therein by the shareholders of the Pan European Fund; and

         (2) The receipt of a legal opinion of Paul, Hastings, Janofsky & Walker LLP, as described in the Plan of Reorganization, that the International Fund Shares issued to shareholders of the Pan European Fund in accordance with the terms of the Plan of Reorganization will be validly issued, fully paid and non-assessable.

         (3) The receipt of a legal opinion of Paul, Hastings, Janofsky & Walker LLP, relating to tax matters as discussed below under "Federal Income Tax Consequences."

         The Company, by consent of its Board of Directors, may waive any condition to the obligations of the Pan European Fund or International Fund under the Plan of Reorganization if, in its judgment, the waiver will not materially change the obligations of either Fund and will not have a material adverse effect on the interests of the shareholders of the Funds.

         U.S. Trust will bear the expenses incurred in connection with the Reorganization. U.S. Trust estimates that these expenses will be $103,000.

         Assuming satisfaction of the conditions in the Plan of Reorganization, the Effective Time will be on or about April 12, 2004, or such other date as is scheduled by the Company.

         The Company's Board of Directors may abandon the Plan of Reorganization and the Reorganization at any time for any reason prior to the Effective Time by the vote of a majority of the Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act. The Plan of Reorganization provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Plan of Reorganization by the shareholders of the Pan European Fund, the Company may, upon authorization by the Board of Directors of the Company, and with or without the approval of the shareholders, amend any of the provisions of the Plan of Reorganization provided that such amendment will not materially change the obligations of either Fund and will not have a material adverse effect on the interests of the shareholders of the Funds.

         Board Consideration. The Board of Directors of the Company considered the proposed Reorganization at a meeting held on November 14, 2003, and recommended the approval of a Plan of Reorganization to the shareholders of the Pan European Fund at the meeting. Subsequent to the meeting, the Board of Directors also reviewed supplementary materials relating to the Plan of Reorganization and ratified the approval of the Plan of Reorganization on December 22, 2003.

In evaluating and approving the Plan of Reorganization, the Company's Board of Directors considered:

         (1) That the terms of the Plan of Reorganization were fair to shareholders of the Funds;

         (2) That the Reorganization would reduce the possibility of an increase in the Pan European Fund's costs and expenses if its assets continued at the same level or declined and generally provide the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base;

         (3) That there would be no material changes to the Funds' current investment objectives and policies that would result from the Reorganization;

         (4) That the restrictions and policies of the Funds do not differ materially and the Pan European Fund's investments are a subset of the International Fund's investments;

         (5) The relative performance of the Funds (as set forth under the heading "Performance" beginning on page 8 of this Prospectus);

         (6) The gross and net annual operating expenses of the Funds (as set forth under the "Comparative Fee Table" beginning on page 7 of this Prospectus), including the fact that the International Fund's gross expense ratio exceeds that of the Pan European Fund by four basis points. Upon the recommendation and representations of the Pan European Fund's investment adviser, the Board determined that the Pan European Fund was not economically viable at its current size and that expenses would likely increase in the future because its adviser would not necessarily continue to subsidize its expenses at current levels. The Board also noted that the International Fund was economically viable at its present size and that after the Reorganization, it would be able to take advantage of the possible benefits of a larger asset base, including future economies of scale and spreading fixed costs across a larger asset base;

         (7) That U.S. Trust had recommended the proposed Reorganization;

         (8) That all fees or expenses related to the proposed Reorganization will be borne by U.S. Trust;

         (9) That the proposed Reorganization would be conducted on a tax-free basis; and

         (10) That the interests of the Funds' shareholders would not be diluted as a result of the Reorganization.

         Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Company's Directors, including all of the Directors who are not interested persons as defined in the 1940 Act, unanimously determined that:

         (11) The proposed Reorganization was in the best interests of the Pan European Fund and the International Fund;

         (12) The interests of existing shareholders of the Funds would not be diluted as a result of the transaction; and

         (13) The proposed Reorganization would not have a material adverse affect on the Funds' shareholders.

         As a result, the Board recommended the approval of the Plan of Reorganization by shareholders of the Pan European Fund at a meeting held on November 14, 2003, subject to their review and receipt of certain supplementary materials. The Plan of Reorganization in the form attached hereto as Appendix A was also approved by the Board of Directors at a meeting held on November 14, 2003. In addition, the Board of Directors ratified the approval of the Plan of Reorganization on December 22, 2003.

         Capitalization. The International Fund's total capitalization after the Reorganization is expected to be greater than the current capitalization of the Pan European Fund as a result of the combination of the Pan European Fund with the International Fund in the Reorganization. The following table sets forth as of September 30, 2003:

         (1) The capitalization of the Pan European Fund;

         (2) The capitalization of the International Fund; and

         (3) The pro forma capitalization of the International Fund as adjusted to give effect to the proposed Reorganization of the Pan European Fund.


                                                             PAN            INTERNATIONAL             PRO FORMA
                                                          EUROPEAN               FUND                 COMBINED
                                                            FUND           (Surviving Fund)         INTERNATIONAL
                                                                                                        FUND
                                                                                                  (Surviving Fund)
Total Net Assets..........................................$20,826,062        $103,380,787            $124,206,849
Shares Outstanding..........................................2,953,728          11,348,647              13,634,832
Net Asset Value Per Share ......................................$7.05               $9.11                   $9.11

         There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of each Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Funds.

         If the Plan of Reorganization is approved by shareholders, U.S. Trust reserves the right to sell portfolio securities and/or purchase other securities for the Pan European Fund, to the extent necessary so that the asset composition of the Pan European Fund is consistent with the investment policies and restrictions of the International Fund. To the extent the Pan European Fund sells securities at a gain, current shareholders may receive a capital gain dividend. Transaction costs associated with any such purchases and sales would be borne by U.S. Trust. However, U.S. Trust does not intend to engage in such transactions with respect to the Pan European Fund. In addition, U.S. Trust does not intend to realign the International Fund's portfolio after the Reorganization.

         Federal Income Tax Consequences. Consummation of the transaction is subject to the condition that the Company receive an opinion from Paul, Hastings, Janofsky & Walker LLP, subject to appropriate factual assumptions, to the effect that for federal income tax purposes:

         (1) The transfer of all of the assets and liabilities of the Pan European Fund to the International Fund in exchange for International Fund Shares and the distribution to shareholders of the Pan European Fund of International Fund Shares so received, as described in the Plan of Reorganization, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Pan European Fund and the International Fund each will be considered "a party to a reorganization" within the meaning of
Section 368(b) of the Code;

         (2) No gain or loss will be recognized by the Pan European Fund as a result of such transactions (Sections 361(a) and 357(a) of the Code);

         (3) No gain or loss will be recognized by the International Fund as a result of such transactions (Section 1032(a) of the Code);

         (4) No gain or loss will be recognized by the shareholders of the Pan European Fund on the distribution to them by the Company of International Fund Shares in exchange for their Pan European Fund Shares (Section 354(a) of the
Code);

         (5) The tax basis of the International Fund Shares received by a shareholder of Pan European Fund Shares will be the same as the tax basis of the shareholder's Pan European Fund Shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

         (6) The tax basis of the International Fund in the assets and liabilities of the Pan European Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Pan European Fund immediately before the Reorganization (Section 362(b) of the Code);

         (7) A shareholder's holding period for the shares will be determined by including the period for which the shareholder held Pan European Fund Shares exchanged therefor, provided that the shareholder held such Pan European Fund Shares as capital assets; and

         (8) The International Fund's holding period with respect to the assets and liabilities of the Pan European Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Pan European Fund (Section 1223(2) of the Code).

         The Pan European Fund will have non-qualifying income in an amount equal to its reorganization expenses paid by U.S. Trust. The Pan European Fund does not expect such non-qualifying income to prevent it from qualifying as a regulated investment company.

         Under Section 382 of the Code, if the net asset value of the Pan European Fund is less than the net asset value of the International Fund immediately before the Effective Time, then future utilization of the capital loss carryforwards of the Pan European Fund will be limited to an annual amount equal to the Fund's net asset value immediately before the Effective Time multiplied by the "long-term tax exempt rate" at that time. The long-term tax exempt rate is a rate published by the IRS based on average market rates on long-term tax exempt bonds; for February 2004, for example, the rate was 4.31%. Thus, if, for example, at the Effective Time the net asset value of the Pan European Fund was $20,826,062 (which is the amount it was on September 30, 2003), and the then long-term tax exempt rate was 4.31%, that amount of the Pan European Fund's capital loss carryforwards that may be utilized each year following the Reorganization will be approximately $897,603 ($20,826,062 x 4.31%). As a result, because the capital loss carryforwards may be used only over the eight taxable years succeeding the year of the loss, the Reorganization may result in a short taxable year and a significant portion of the Pan European Fund capital loss carryforwards will not be utilized. The same limitation will also apply to unrealized losses of the Pan European Fund as of the Effective Time, if any, to the extent those losses are realized within five years thereafter.

         The Company has not sought a tax ruling on the tax consequences of the Reorganization from the Internal Revenue Service ("IRS"). The tax opinion described in the first paragraph of this section will not be binding on the IRS and will not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

                             COMPARISON OF THE FUNDS

         Investment Objectives and Strategies. The Funds' principal investment objectives do not differ materially. The International Fund seeks total return on its assets through capital appreciation and income and the Pan European Fund seeks long term capital appreciation. The Funds' principal investment strategies also do not differ materially. However, the Pan European Fund invests primarily in companies located in Europe, whereas the International Fund may invest in companies located in Europe and the more developed nations in the Pacific Basin and Latin America. The following table compares the investment objectives and principal investment strategies of the International Fund and the Pan European Fund.


INTERNATIONAL FUND                                           PAN EUROPEAN FUND
(the Surviving Fund)

Investment Objective:                                        Investment Objective:

The International Fund seeks total return on its assets      The Pan European Fund seeks long-term capital
through capital appreciation and income.                     appreciation.

Principal Investment Strategies:                             Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 65%    Under normal circumstances, the Fund invests at least
of its net assets in equity securities of companies          80% of its net assets in equity securities of companies
located in developed foreign markets which include most      located in the more developed countries of Europe.
nations in western Europe and the more developed nations
in the Pacific Basin and Latin America.

U.S. Trust selects investments for the Fund by applying a    U.S. Trust selects investments for the Fund by applying
bottom-up investment approach                                a bottom-up investment approach
designed to identify companies that it expects to            designed to identify companies that it expects to
experience sustainable earnings growth and to benefit        experience sustainable earnings growth and to benefit
from global or regional economic trends or promising         from global or regional economic trends or promising
technologies or products and whose value is not              technologies or products and whose value is not
recognized in the prices of their securities.                recognized in the prices of their securities.

U.S. Trust continuously analyzes companies in a broad        U.S. Trust continuously analyzes companies in the
range of foreign markets, giving particular emphasis to      European markets, giving particular emphasis to each
each company's scope of operations and economic ties to      company's scope of operations and economic ties to one
one or more specific countries.                              or more specific countries.

The Fund does not attempt to invest a specific percentage    The Fund does not attempt to invest a specific
of its assets in a given country, region or industry.        percentage of its assets in a given country or industry.

U.S. Trust generally does not attempt to hedge the effects   U.S. Trust generally does not attempt to hedge the
of currency value fluctuations on the Fund's investments     effects of currency value fluctuations on the Fund's
on an on-going basis.                                        investments on an on-going basis.

         Fundamental Investment Limitations. Each Fund has in place certain fundamental investment limitations that cannot be changed without the approval of a majority of that Fund's outstanding voting securities (as defined in the 1940 Act). The following investment limitations are fundamental with respect to both Funds. The Funds may not:

         1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

         2. Purchase or sell real estate, except that the Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

         3. Issue any senior securities, except insofar as any borrowing in accordance with the Funds' investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

         4. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

         5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) with respect to the International Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (b) with respect to the Pan European Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy;

         6. Make loans, except that (i) the Funds may purchase or hold debt securities in accordance with their investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) each of the Funds may lend portfolio securities in an amount not exceeding 30% of their total assets;

         7. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes). The Funds will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

         8. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit each Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) each Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.

         As a matter of fund operating policy, the Funds do not intend to purchase any securities which would cause 25% or more of the value of their total assets, at the time of purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. In addition, the Funds do not intend to invest 25% or more of the value of their total assets in domestic bank obligations.

         The following additional investment limitations are fundamental with respect to the International Fund only. The International Fund may not:

         1. Purchase securities on margin, make short sales of securities, or maintain a short position;

         2. Invest in companies for the purpose of exercising management or control;

         3. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

         4. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Fund may enter into forward currency contracts in accordance with its investment objective and policies;

         5. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

         6. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.



                     INFORMATION RELATING TO VOTING MATTERS

         General Information. The Board of Directors of Excelsior Funds, Inc. is soliciting proxies from the shareholders of the Pan European Fund in connection with the Meeting, which will be held at 8:30 a.m. Eastern Time on April 7, 2004, at the offices of U.S. Trust Company. N.A. located at 225 High Ridge Road, Stamford, Connecticut 06905. The Meeting notice, this Prospectus and enclosures and the Prospectus, Annual and Semi-Annual Report to Shareholders of the International Fund are being mailed to shareholders beginning on or about February 17, 2004.

         Solicitation of Proxies. The Company intends to solicit proxies primarily by mailing this Prospectus and its enclosures, but, the Company may also solicit proxies through further mailings, telephone calls, personal interviews or e-mail by officers of the Company or by employees or agents of its service providers. In addition, the Company has engaged Automatic Data Processing, Inc. to assist in the solicitation of proxies, at an estimated cost of $5,000, which U.S. Trust will pay.

         Voting Process.  You may vote in any one of the following ways:

         (a) By mail, by filling out and returning the enclosed proxy card;

         (b) By phone or Internet (see enclosed proxy card for instructions); or

         (c) In person at the Meeting.

         Shareholders who owned shares on the record date, January 15, 2004, are entitled to vote at the Meeting. Each full Pan European Fund Share that you hold entitles you to one vote and each fractional share you hold entitles you to a proportionate fractional vote. Individual account owners choosing to vote by mail should sign the proxy card exactly as their name exactly appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

         Costs. U.S. Trust will bear the costs of the Meeting, including the costs of soliciting proxies, and the costs of the Reorganization. U.S. Trust estimates that these costs will not exceed $103,000.

         Tabulation of Proxies, Quorum and Vote Required. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Reorganization. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of the Company, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         At the Meeting, the Company shall appoint persons to count the votes cast in person or by proxy at the Meeting. A quorum is constituted with respect to the Pan European Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Pan European Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote, but will not be counted as voting in favor of the Reorganization. Consequently, because these shares are issued and outstanding, these shares will have the same effect as if they cast votes against the Reorganization. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Approval of the Plan of Reorganization requires the affirmative vote of at least a majority of the outstanding shares of the Pan European Fund entitled to vote at the Meeting. If the shareholders do not approve the Plan of Reorganization, the Company will not effect the Reorganization and the Board of Directors will consider possible alternatives, including the liquidation of the Pan European Fund.

         Adjournments and Other Business. In the event that a quorum is not present at the Meeting with respect to the Pan European Fund, or if the Pan European Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies (the "Designees"), or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Pan European Fund that are present in person or by proxy when the adjournment is voted on. The Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Reorganization, and the Designees will vote against any such adjournment any proxy that directs them to vote against the Reorganization.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Company intends to present or knows that others will present is the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their best judgment, unless the Secretary of the Company has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Outstanding Shares and Significant Shareholders. Only the shareholders of record of the Pan European Fund at the close of business on January 15, 2004 (the "Record Date"), will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Pan European Fund was: 3,452,888.298.

         At the Record Date for the Meeting, U.S. Trust and its affiliates held of record approximately 53% and 85% of the outstanding Pan European Fund Shares and International Fund Shares, respectively, as agent or custodian for their customers. U.S. Trust and its subsidiaries have advised the Company that they intend to vote Pan European Fund Shares over which they have voting discretion in the same proportion as the vote of all other shareholders of the Fund.

         As of the Record Date, the directors and officers of the Company as a group owned beneficially less than 1% of each of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

         As of the Record Date, the following shareholders of record owned 5% of more of a outstanding shares of a Fund.


                                                                               Number of           Percentage of
                                                                              Outstanding          Outstanding
Name and Address                                            Fund             Shares Owned          Shares Owned
----------------------------------------------------  -----------------  ---------------------  -------------------
National Investor Services FBO                        Pan European Fund            189,571.620            5.49%
55 Water Street, 32nd Floor
New York, NY 10041

FTC Datalynx                                          Pan European Fund            561,104.363           16.26%
P.O. Box 173736
Denver, CO 80217

Atwell & Co.                                          Pan European               1,840,900.269           53.33%
FBO 050                                               Fund
P.O. Box 456
Wall Street Station
New York, NY  10005

Charles Schwab & Co. Inc.                             International                872,526.477            7.82%
Special Custody A/C for                               Fund
Benefit of Customers
Attn. Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Atwell & Co.                                          International              9,518,825.432           85.27%
FBO 050                                               Fund
P.O. Box 456
Wall Street Station
New York, NY  10005

         The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the Act, absent a determination to the contrary by the SEC. A person who controls the Funds could have effective control over the outcome of matters submitted to a vote of shareholders of the Funds. Based on the information provided above, as of the Record Date, the following person owned a controlling interest in the Funds:


                                                                                  Number of              Percentage of
                                                                                 Outstanding              Outstanding
Name and Address                                             Fund               Shares Owned              Shares Owned
----------------                                             ----               ------------             -------------
Atwell & Co.*                                         International         3,494,532.740                    31.3%
FBO 050                                               Fund
P.O. Box 456
Wall Street Station
New York, NY 10005

---------------------
         *Atwell & Co. is the nominee for USTNY and USTNA. USTNA is a state-chartered bank and trust company and a member bank of the Federal Reserve System. USTNA is a national bank organized under the laws of the United States. Both USTNY and USTNA are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation.

         Based on the information provided above, as of the Record Date, no person owned a controlling interest in the Pan European Fund.

                             ADDITIONAL INFORMATION

         Investment Advisers and Principal Underwriter. USTNY, which is located at 114 West 47th Street, New York, New York 10036, and USTNA, which is located at 225 High Ridge Road, Stamford, Connecticut 06905, acting through their respective investment advisory divisions, U.S. Trust New York, Asset Management Division, and U.S. Trust Company, N.A., Asset Management Division, serve as joint investment advisers for the Pan European Fund and the International Fund and are entitled to receive advisory fees from them, computed daily and paid monthly, at the annual rate of 1.00%. U.S. Trust manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales. As of November 30, 2003, U.S. Trust managed over $100 billion in assets. During the fiscal year ended March 31, 2003, the Pan European Fund and International Fund paid advisory fees, after waivers, at annual rates of 0.93% and 0.87%, respectively, of average net assets.

         USTNY and USTNA are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries.

         Edgewood Services, Inc., which is located at 5800 Corporate Drive, Pittsburgh, PA 15237, is the principal underwriter for the shares of each Fund. Edgewood Services, Inc. is a wholly-owned subsidiary of Federated Investors, Inc.

         Other Service Providers. The following are the Pan European and International Funds' other service providers.

Administrators:                  U.S. Trust Company, N.A.
                                 225 High Ridge Road
                                 Stamford, CT 06905

                                 SEI Investments Global Funds Services
                                 One Freedom Valley Road
                                 Oaks, PA 19456

                                 Federated Services Company
                                 Federated Investors Tower
                                 1001 Liberty Avenue
                                 Pittsburgh, PA 15222

Transfer Agent:                  Boston Financial Data Services, Inc.
                                 P.O. Box 8529
                                 Boston, MA 02266-8529

Custodian:                       The J.P. Morgan Chase Bank
                                 Mutual Funds Service Division
                                 3 Chase MetroTech Center
                                 Brooklyn, NY 11245

         Annual Meetings. The Company does not intend to hold annual meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

                              FINANCIAL STATEMENTS

         The audited financial statements for the fiscal year ended March 31, 2003, for the Funds, contained in the Funds' annual report to shareholders, have been audited by Ernst & Young LLP, independent auditors ("E&Y"), as stated in their report, which is incorporated herein by reference. The audited financial statements for the six months ended September 30, 2003, for the Funds, contained in the Funds' semi-annual report to shareholders, have been audited by E&Y, as stated in their report, which is also incorporated herein by reference.

                                   APPENDIX A

                             PLAN OF REORGANIZATION

         This PLAN OF REORGANIZATION (the "Plan") is dated as of the November 14, 2003, and has been adopted by the Board of Directors of Excelsior Funds, Inc. (the "Company") to provide for the reorganization of its Pan European Fund (the "Transferor Fund") into its International Fund (the "Surviving Fund").

A.       BACKGROUND

         The Transferor Fund and the Surviving Fund (individually, a "Fund" and collectively, the "Funds") are separate investment portfolios of the Company. The Company is organized as a Maryland corporation and is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Company has determined that it is in the best interests of the Transferor Fund and its shareholders to be reorganized through the transfer of all of the Transferor Fund's assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the "Reorganization").

B.       THE REORGANIZATION

         1. Prior to the Effective Time (as defined below in Section 6 of this Article B), the Company will execute and file Articles of Amendment to the Company's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Effective Time, reclassify all of the Company's issued and outstanding shares designated as Class R Common Stock representing interests in the Transferor Fund as shares of equal aggregate value of the Company's Class F Common Stock representing interests in the Surviving Fund.

         2. At the Effective Time, all property of every description, and all interests, rights, privileges and powers of the Transferor Fund, subject to all liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time, the Assets of the Transferor Fund will become and be the Assets of the Surviving Fund. In exchange for the transfer of assets and liabilities, the Company will reclassify all of the authorized and classified shares designated as Class R Common Stock of the Transferor Fund as shares of the Surviving Fund. The outstanding Transferor Fund shares that are reclassified as shares of the Surviving Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Transferor Fund that are outstanding immediately prior to the Effective Time. For purposes of effecting such exchange, the value of the Assets of the Transferor Fund and the net asset value of the shares of the Surviving Fund shall be determined as of 4:00 p.m., Eastern time, on April 9, 2004, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company. Such values shall be computed in the manner set forth in the Funds' then current prospectus under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. At and after the Effective Time, all debts, liabilities, obligations and duties of the Transferor Fund will attach to the Surviving Fund as described above and may thereafter be enforced against the Surviving Fund to the same extent as if the same had been incurred by the Surviving Fund.

         3. Prior to the Effective Time, the Transferor Fund shall declare a dividend, with a record date and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Transferor Fund's investment company taxable income, if any, for the taxable periods or years ended on or before March 31, 2003, and for the subsequent period up to and including the Effective Time, and all of the Transferor Fund's net capital gain, if any, recognized in the taxable periods or years ended on or before March 31, 2003, and in the subsequent period up to and including the Effective Time.

         4. At the Effective Time, the Company will liquidate the Transferor Fund and reclassify full and fractional shares designated as Class R Common Stock of the Transferor Fund as shares of Class F Common Stock of the Surviving Fund, such that the reclassified share will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Transferor Fund held by such shareholder immediately prior to the Effective Time. In addition, each shareholder of the Transferor Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time with respect to the shares of the Transferor Fund held by such shareholder immediately prior to the Effective Time.

         5. The stock transfer books of the Company with respect to the Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time. Redemption requests received thereafter by the Company with respect to the Transferor Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to this Plan. If any shares of the Transferor Fund are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

         6. The Effective Time for purposes of this Plan shall be the opening of business on April 12, 2004, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company.

C.       ACTIONS BY SHAREHOLDERS OF THE TRANSFEROR FUND

         Prior to the Effective Time and as a condition of the reorganization, the Board of Directors of the Company will call, and the Company will hold, a meeting of the shareholders of the Transferor Fund to consider and vote upon:

         1. Approval of this Plan and the transactions contemplated hereby.

         2. Such other matters as may be determined by the Board of Directors of the Company.

D.       CONDITIONS TO THE REORGANIZATION

         Consummation of this Plan will be subject to:

         1. The approval of the matters referred to in Article C of this Plan by the shareholders of the Transferor Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Company; and

         2. The following additional conditions:

         a. The Company will have received an opinion of Paul, Hastings, Janofsky & Walker LLP to the effect that:

            (i) the shares of the Surviving Fund to be issued pursuant to this Plan will, when issued in accordance with this Plan, and pursuant to the Articles of Amendment, be validly issued, fully paid and non-assessable; and

            (ii) for federal income tax purposes: (A) the acquisition of the assets and assumption of the liabilities of the Transferor Fund by the Surviving Fund in return for shares of Class F Common Stock of the Surviving Fund followed by the distribution of such shares to the shareholders of the Transferor Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Code and the Surviving Fund and the Transferor Fund will be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (B) no gain or loss will be recognized by the Transferor Fund upon the transfer of its assets and liabilities to the Surviving Fund;
         (C) no gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Transferor Fund in exchange for shares of Class F Common Stock of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Transferor Fund; (D) no gain or loss will be recognized by the shareholders of the Transferor Fund upon the receipt of the shares of Class F Common Stock of the Surviving Fund in exchange for their shares designated as Class R Common Stock of the Transferor Fund; (E) the tax basis of the shares of Class F Common Stock of the Surviving Fund received by the shareholders of the Transferor Fund will be the same as the tax basis of the shares designated as Class R Common Stock of the Transferor Fund exchanged therefor; (F) the tax basis of the assets of the Transferor Fund in the hands of the Surviving Fund will be the same as the tax basis of such assets in the hands of the Transferor Fund immediately prior to the transfer; (G) the holding period of the shares of Class F Common Stock of the Surviving Fund received by the shareholders of the Transferor Fund will include the holding period of the shares designated as Class R Common Stock of the Transferor Fund exchanged therefor, provided that at the time of the exchange the shares of the Transferor Fund were held as capital assets; and (H) the holding period of the Surviving Fund for the assets of the Transferor Fund transferred to it will include the period during which such assets were held by the Transferor Fund.

         b. All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.       MISCELLANEOUS

         1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

         2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Effective Time upon the vote of a majority of the Board of Directors of the Company, including a majority of its Directors who are not "interested persons" as defined in the 1940 Act.

         3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Transferor Fund, the Company may, by authorization by the Board of Directors and with or without the approval of shareholders of the Transferor Fund, amend any of the provisions of this Plan.

         4. The expenses incurred in connection with the Reorganization will be borne by U.S. Trust.

         5. The Company, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Transferor Fund or the Surviving Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Fund or the shareholders of the Surviving Fund.

                                     ANNEX I

                              EXCELSIOR FUNDS, INC.
                              ARTICLES OF AMENDMENT

         EXCELSIOR FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland (the "Company"), certifies that:

         First: The Charter of the Company is amended by (i) reclassifying all of the shares designated as the Company's Class R Common Stock as shares of the Company Class F Common Stock and (ii) increasing the aggregate number of authorized shares of the Company Class F Common Stock by 500,000,000.

         Second: Upon effectiveness of these Articles of Amendment:

         (a) All of the assets and liabilities belonging to the Company's Class R Common Stock shall be conveyed, transferred and delivered to the Company's Class F Common Stock, and shall thereupon become and be assets and liabilities belonging to Class F Common Stock.

         (b) Each of the issued and outstanding shares (and fractions thereof) designated as shares of the Company's Class R Common Stock will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding shares of the Company Class F Common Stock having an aggregate net asset value equal to the aggregate net asset value of a share (or fraction thereof) of the Company's Class R Common Stock being reclassified and changed, such net asset values to be determined as of 4:00 p.m., Eastern time, on the date immediately preceding the effective date of these Articles of Amendment.

         (c) Each unissued share (or fraction thereof) designated as the Company's Class R Common Stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Company Class F Common Stock as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Company's Class F Common Stock being increased by 500,000,000 shares less the number of issued and outstanding shares of the Company Class F Common Stock resulting from paragraph (b) above.

         (d) Open accounts on the share records of the Company Class F Common Stock shall be established representing the appropriate number of shares of Class F Common Stock owned by each former holder of shares designated as Class R Common Stock as a result of the reclassification.

         Third: This amendment does not increase the authorized capital stock of the Company or the aggregate par value thereof. This amendment reclassifies and changes the 500,000,000 authorized shares designated as Class R Common Stock to 500,000,000 additional authorized shares of Class F Common Stock, with the result that the Company will have 875,000,000 authorized and classified shares of Class F Common Stock, but does not amend the description of any class of stock as set forth in the Charter.

         Fourth: Outstanding certificates representing issued and outstanding shares designated as Class R Common Stock immediately prior to these Articles of Amendment becoming effective shall, upon these Articles becoming effective, be deemed to represent the appropriate number of issued and outstanding shares of Class F Common Stock, calculated as set forth in Article Second of these Articles. Certificates representing shares of Class F Common Stock resulting from the aforesaid change and reclassification need not be issued until certificates representing the shares designated as Class R Common Stock so changed and reclassified, if issued, have been received by the Company or its agent duly endorsed for transfer.

         Fifth: This amendment has been duly authorized and advised by the Board of Directors of the Company and approved by the stockholders of the Company entitled to vote thereon.

         Sixth: These Articles of Amendment shall be effective as of April __, 2004, at __ a.m.

         IN WITNESS WHEREOF, EXCELSIOR FUNDS, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and attested by its Secretary, on the ____day of April, 2004.


ATTEST:                                   EXCELSIOR FUNDS, INC.

By:                                       By:
   ----------------------------------         ----------------------------------
   Alison E. Baur                             James L. Bailey
   Secretary                                  President

                                   CERTIFICATE

         THE UNDERSIGNED, President of Excelsior Funds, Inc. (the "Company"), who executed on behalf of said Company the foregoing Articles of Amendment of said Company, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles of Amendment to be the corporate act of said Company, and certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to authorization and approval are true in all material respects, under the penalties for perjury.


                                              ----------------------------------
                                              James L. Bailey
                                              President

                               FORM OF PROXY CARD

Excelsior Funds, Inc.
One Freedom Valley Drive
Oaks, PA 19456

To vote by phone:

o        Read the Proxy Statement and have this card at hand.

o        Call (800) 690-6903.

o        Follow the recorded instructions.

o        Do not return this paper ballot.

To vote by Internet:

o        Read the Proxy Statement and have this card at hand.

o        Logon to www.proxyweb.com.

o        Follow the on-screen instructions.

o        Do not return this paper ballot.

To vote by Mail:

o        Read the Proxy Statement and have this card at hand.

o        Check the appropriate boxes on reverse.

o        Sign and date proxy card.

o        Return promptly in the enclosed envelope.

                           EXCELSIOR PAN EUROPEAN FUND
      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EXCELSIOR FUNDS,
                              INC. (the "COMPANY")

         This proxy is solicited by the Board of Directors of the Company for use at a special shareholder meeting (the "Meeting") of the Company's Pan European Fund (the "Fund") to be held on April 7, 2004, at 8:30 a.m. (Eastern
Time), at the offices of U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut 06905.

         The undersigned hereby appoints Frank D. Bruno, Ralph Pastore and Keith O'Connor, and each of them with full power of substitution, as proxies of the undersigned to vote at the meeting, and all adjournments and postponements thereof, all shares of designated Class R Common Stock representing interests in the Fund held of record by the undersigned on January 15, 2004, the record date for the Meeting, upon the following matters and upon any other matters that may come before the meeting, in their discretion.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1.

The proxies are authorized in their discretion to vote on any other business which may properly come before the meeting or any adjournment thereof.

            PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO
                               POSTAGE REQUIRED.

                                       Date                         , 2004
                                           -------------------------------------



                                       -----------------------------------------



                                       -----------------------------------------
                                       Signature(s)
                                       (Sign in the box)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.


----------------------------------------------------------------------------------------------------------------------
Vote on Proposal

                                                                                       For       Against     Abstain


(1)      To approve or disapprove a Plan of Reorganization and the transactions       |_|         |_|         |_|
         contemplated thereby, including the transfer of all of the assets and liabilities of the Company's Pan European Fund to the Company's
         International Fund, the amendment of the Company's Charter reclassifying all shares designated as Class R Common Stock of the Pan
         European Fund as shares of Class F Common Stock of the International
         Fund, and accomplishment of the reclassification by the issuance of such shares of the International Fund to shareholders of the Pan
         European Fund.

(2) To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

----------------------------------------------------------------------------------------------------------------------



           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE
                                  REVERSE SIDE.

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 17, 2004

         This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated February 17, 2004 ("Prospectus"), for the Special Meeting of Shareholders of the Pan European Fund, an investment portfolio offered by Excelsior Funds, Inc. (the "Company") to be held on April 7, 2004. Copies of the Prospectus may be obtained at no charge by calling the Company at
(800) 446-1012.

         This SAI, relating specifically to the proposed transfer of all of the assets of the Pan European Fund portfolio of the Company to the International Fund portfolio of the Company (together, "the Funds"), consists of this cover page, pro forma financial information and the following described documents, each of which is incorporated by reference herein:

         1. The Statement of Additional Information of the Company relating to the International Fund and the Pan European Fund dated July 29, 2003; and

         2. The Annual Report to Shareholders of the Company relating to the International Fund and the Pan European Fund for the year ended March 31, 2003, and the Semi-Annual Report to Shareholders of the Company relating to the International Fund and the Pan European Fund for the six months ended September, 30, 2003.

         Shown below are financial statements for the Funds and Pro Forma financial statements for the Combined International Fund as of September 30, 2003, as though the reorganization occurred as of such date. The first table presents Schedule of Investments (unaudited) for the Funds and Pro Forma figures for the Combined International Fund. The second table presents the Statements of Assets and Liabilities (unaudited) for the Funds and Pro Forma figures for the Combined International Fund. The third table presents Statements of Operations (unaudited) for the Funds and Pro Forma figures for the Combined International Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                TABLE OF CONTENTS

A.           General Information........................................     3
B.           Introductory Note to Pro Forma Financial Information.......     3
C.           Pro Forma Financial Information............................     4

         A.       General Information

         The shareholders of the Pan European Fund are being asked to approve or disapprove a Plan of Reorganization dated as of November 14, 2003 ("Plan of Reorganization"), including a related amendment to the Company's Charter, and the transactions contemplated thereby. The Plan of Reorganization contemplates the transfer of all of the assets and liabilities of the Pan European Fund to the International Fund, the amendment to the Company's Charter reclassifying all of the shares designated as Class R Common Stock of the Pan European Fund as shares of Class F Common Stock of the International Fund, and a liquidating distribution of shares of the International Fund to shareholders of the Pan European Fund, such that each holder of shares in the Pan European Fund at the Effective Time of the Reorganization will receive the same aggregate dollar value of full and fractional shares in the International Fund.

         The Special Meeting of Shareholders of the Pan European Fund to consider the Plan of Reorganization and the related transactions, including the amendment to the Company's Charter, will be held at the offices of U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut at 8:30 a.m. (Eastern time) on April 7, 2004. For further information about the transaction, see the Combined Proxy Statement/Prospectus.

         B.       Introductory Note to Pro Forma Financial Information

         The accompanying unaudited pro forma combined investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of September 30, 2003, and the unaudited pro forma combining statement of operations for the twelve months ended September 30, 2003, presents the results of operations of the International Fund as if the combination with the Pan European Fund had been consummated at September 30, 2003. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at September 30, 2003. These historical statements have been derived from the International Fund and the Pan European Fund's books and records utilized in calculating daily net asset value at September 30, 2003, and for the twelve month period then ended.

         The pro forma statements give effect to the proposed transfer of all of the assets of the Pan European Fund to the International Fund in exchange for the assumption by the International Fund of all of the liabilities of the Pan European Fund and for a number of the International Fund's shares equal in value to the value of the net assets of the Pan European Fund transferred to the International Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the International Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Plan of Reorganization.

         The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the International Fund and the Pan European Fund incorporated by reference in this SAI.

         C.       Pro Forma Financial Information
                        (Unaudited)



                  Pro Forma Schedule of Investments (Unaudited)
          Excelsior Pan European Fund and Excelsior International Fund

                               September 30, 2003

                                                                                                                Proforma
                                                                                                                Combined
                                             Pan European Fund             International Fund              International Fund

------------------------------------------------------------------------------------------------------------------------------------
                                        Shares/Face       Value        Shares/Face        Value       Shares/Face        Value
Country/Security Description              Amount                          Amount                         Amount
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks

Australia
Rio Tinto Ltd.                                  -             $-          21,463      $477,510           21,463        $477,510
Woolworths Ltd.                                 -              -          45,361       359,834           45,361         359,834
                                                -              -          66,824       837,344           66,824         837,344

Belgium
Dexia                                      22,800        337,207          60,700       897,740           83,500       1,234,947
Electrabel                                  1,640        451,110           7,230     1,988,732            8,870       2,439,842
                                           24,440        788,317          67,930     2,886,472           92,370       3,674,789

Brazil
Aracruz Celulose S.A. ADR                       -              -          33,900       925,470           33,900         925,470

Canada
Barrick Gold Corp.                              -              -          95,300     1,794,499           95,300       1,794,499
Magna International, Class A                    -              -           6,500       469,636            6,500         469,636
Suncor Energy, Inc.                             -              -          28,468       525,923           28,468         525,923
                                                -              -         130,268     2,790,058          130,268       2,790,058

Chile
Vina Concha y Toro S.A. ADR                     -              -          14,580       667,764           14,580         667,764

China
Beijing Capital International
Airport Co., Ltd.                               -              -       1,540,667       452,622        1,540,667         452,622
CNOOC Ltd.                                      -              -         336,000       572,742          336,000         572,742
Harbin Brewery Group Ltd.                       -              -       1,525,700       531,960        1,525,700         531,960
Huaneng Power International, Inc. ADR           -              -          13,764       752,891           13,764         752,891
People's Food Holdings Ltd.                     -              -         807,700       434,561          807,700         434,561
                                                -              -       4,223,831     2,744,776        4,223,831       2,744,776

Finland
Fortum Oyj                                 20,400        176,513          94,600       818,537          115,000         995,050


                                                                                                                Proforma
                                                                                                                Combined
                                             Pan European Fund             International Fund              International Fund

------------------------------------------------------------------------------------------------------------------------------------
                                        Shares/Face       Value        Shares/Face        Value       Shares/Face        Value
Country/Security Description              Amount                          Amount                         Amount
------------------------------------------------------------------------------------------------------------------------------------

France
Aventis S.A.                               10,700        555,124          19,700     1,022,050           30,400       1,577,174
AXA                                         8,328        140,335               -             -            8,328         140,335
BNP Paribas                                11,900        583,428          39,500     1,936,588           51,400       2,520,016
Carrefour S.A.                              8,956        450,563               -             -            8,956         450,563
L'OREAL S.A.                                3,700        252,713           7,650       522,501           11,350         775,214
Renault S.A.                                2,900        171,562          13,000       769,069           15,900         940,631
TotalFinaElf S.A.                           5,087        767,759          16,902     2,550,946           21,989       3,318,705
                                           51,571      2,921,484          96,752     6,801,154          148,323       9,722,638

Germany
Adidas-Salomon AG                           3,270        285,415          11,930     1,041,287           15,200       1,326,702
Bayerische Motoren Werke AG                 3,600        136,043          14,400       544,171           18,000         680,214
Fielmann AG                                15,075        519,646          44,135     1,521,363           59,210       2,041,009
Muenchener Rueckversicherungs AG            2,159        214,492           9,279       921,848           11,438       1,136,340
+SGL Carbon AG                             17,300        298,977          84,200     1,455,138          101,500       1,754,115
Siemens AG                                  3,500        208,443               -             -            3,500         208,443
                                           44,904      1,663,016         163,944     5,483,807          208,848       7,146,823

Greece
Greek Organization of Football
Prognostics S.A.                            4,660         56,873          20,290       247,629           24,950         304,502
Hellenic Telecommunications
Organization S.A.                          16,400        179,145          60,600       661,963           77,000         841,108
                                           21,060        236,018          80,890       909,592          101,950       1,145,610

Hong Kong
Cafe de Coral Holdings Ltd.                     -              -         520,500       477,227          520,500         477,227
Convenience Retail Asia Ltd.                    -              -       1,985,707       570,547        1,985,707         570,547
Esprit Holdings Ltd.                            -              -         411,500     1,251,430          411,500       1,251,430
Hong Kong & China Gas                           -              -         301,700       405,186          301,700         405,186
                                                -              -       3,219,407     2,704,390        3,219,407       2,704,390

India
**India Fund, Inc.                              -              -          48,000       730,080           48,000         730,080
@State Bank of India GDR 144A                   -              -          13,950       351,261           13,950         351,261
                                                -              -          61,950     1,081,341           61,950       1,081,341

Indonesia
Freeport-McMoRan Copper & Gold,
Inc., Class B                                   -              -          20,100       665,310           20,100         665,310
PT Telekomunikasi Indonesia                     -              -       1,028,400       698,258        1,028,400         698,258
                                                -              -       1,048,500     1,363,568        1,048,500       1,363,568

Ireland
Anglo Irish Bank Corp. plc                 73,600        794,540         391,563     4,227,071          465,163       5,021,611
Irish Continental Group plc                13,746        160,079               -             -           13,746         160,079


                                                                                                                Proforma
                                                                                                                Combined
                                             Pan European Fund             International Fund              International Fund

------------------------------------------------------------------------------------------------------------------------------------
                                        Shares/Face       Value        Shares/Face        Value       Shares/Face        Value
Country/Security Description              Amount                          Amount                         Amount
------------------------------------------------------------------------------------------------------------------------------------

Irish Life & Permanent plc                 47,300        620,788               -             -           47,300         620,788
Waterford Wedgwood plc                    496,055        161,750               -             -          496,055         161,750
                                          630,701      1,737,157         391,563     4,227,071        1,022,264       5,964,228

Italy
+Autogrill S.p.A.                          31,900        395,639         145,500     1,804,557          177,400       2,200,196
Cassa di Risparmio di Firenze S.p.A.      251,300        370,789         915,200     1,350,364        1,166,500       1,721,153
ENI S.p.A.                                 48,090        734,762         143,300     2,189,466          191,390       2,924,228
Permasteelisa S.p.A.                       16,000        258,437          49,850       805,193           65,850       1,063,630
San Paolo-IMI S.p.A.                       50,350        501,916               -             -           50,350         501,916
                                          397,640      2,261,543       1,253,850     6,149,580        1,651,490       8,411,123

Japan
Aflac, Inc.                                     -              -          15,600       503,880           15,600         503,880
Bank of Fukuoka Ltd.                            -              -          93,000       399,588           93,000         399,588
Can Do Co., Ltd.                                -              -             397       874,207              397         874,207
Canon, Inc.                                     -              -          12,400       606,042           12,400         606,042
+Chiyoda Corp.                                  -              -         204,763     1,165,728          204,763       1,165,728
Daikin Industries Ltd.                          -              -          47,300       946,296           47,300         946,296
Don Quijote Co., Ltd.                           -              -          14,500       738,531           14,500         738,531
Eneserve Corp.                                  -              -           8,600       312,545            8,600         312,545
Faith, Inc.                                     -              -             197     1,553,569              197       1,553,569
Honda Motor Co., Ltd. ADR                       -              -          48,200       971,712           48,200         971,712
ITO EN Ltd.                                     -              -          25,300     1,034,964           25,300       1,034,964
Keyence Corp.                                   -              -           5,600     1,189,026            5,600       1,189,026
Kohnan Shoji Co., Ltd.                          -              -           1,800        29,631            1,800          29,631
Konica Corp.                                    -              -          68,250       902,954           68,250         902,954
Millea Holdings, Inc.                           -              -              63       710,558               63         710,558
Mimasu Semiconductor Industry Co.,
Ltd.                                            -              -          88,700     1,213,209           88,700       1,213,209
Mitsubishi Tokyo Financial Group,
Inc.                                            -              -              70       441,749               70         441,749
Nissan Motor Co., Ltd.                          -              -         141,100     1,521,958          141,100       1,521,958
Nomura Holdings, Inc.                           -              -          30,700       494,652           30,700         494,652
Pioneer Corp.                                   -              -          60,900     1,507,304           60,900       1,507,304
Shin-Etsu Chemical Co., Ltd.                    -              -          28,500     1,071,476           28,500       1,071,476
Sumitomo Trust & Banking Co., Ltd.              -              -          96,100       467,962           96,100         467,962
Toyo Tire & Rubber Co., Ltd.                    -              -         306,259       679,875          306,259         679,875
+Tsudakoma Corp.                                -              -         215,400       647,849          215,400         647,849
                                                -              -       1,513,699    19,985,265        1,513,699      19,985,265


                                                                                                                Proforma
                                                                                                                Combined
                                             Pan European Fund             International Fund              International Fund

------------------------------------------------------------------------------------------------------------------------------------
                                        Shares/Face       Value        Shares/Face        Value       Shares/Face        Value
Country/Security Description              Amount                          Amount                         Amount
------------------------------------------------------------------------------------------------------------------------------------

Mexico
Telefonos de Mexico S.A. de C.V.,
Class L, ADR                                    -              -          26,900       821,795           26,900         821,795

Netherlands
+ASML Holding NV                           20,200        264,644          36,300       475,573           56,500         740,217
Fugro NV                                    4,998        246,844               -             -            4,998         246,844
Koninklijke Wessanen NV                    11,900        106,015               -             -           11,900         106,015
Wolters Kluwer NV                          14,400        206,600          35,600       510,762           50,000         717,362
                                           51,498        824,103          71,900       986,335          123,398       1,810,438

New Zealand
Telecom Corp. of New Zealand                    -              -         165,095       505,980          165,095         505,980

Norway
Telenor ASA                                73,500        327,088         318,700     1,418,271          392,200       1,745,359

Russia
Lukoil Co. ADR                                  -              -          16,470     1,355,152           16,470       1,355,152
MMC Norilsk Nickel ADR                     11,800        581,150          31,900     1,571,075           43,700       2,152,225
                                           11,800        581,150          48,370     2,926,227           60,170       3,507,377

Singapore
Sembcorp Logistics Ltd.                         -              -         394,100       383,031          394,100         383,031

South Africa
Sappi Ltd. ADR                                  -              -          62,900       849,150           62,900         849,150

South Korea
Kortek Corp.                                    -              -          98,298       529,885           98,298         529,885
POSCO ADR                                       -              -          20,600       589,160           20,600         589,160
Samsung Electronics                             -              -           5,040     1,717,759            5,040       1,717,759
Samsung Fire & Marine Insurance Co.,
Ltd.                                            -              -           5,500       307,960            5,500         307,960
                                                -              -         129,438     3,144,764          129,438       3,144,764

Spain
Fomento de Construcciones Y
Contratas S.A.                             11,550        356,574          25,200       777,980           36,750       1,134,554
Telefonica S.A.                            42,938        507,035          89,384     1,055,494          132,322       1,562,529
                                           54,488        863,609         114,584     1,833,474          169,072       2,697,083

Switzerland
+Banque Cantonale Vaudoise                  6,800        499,470           7,400       543,541           14,200       1,043,011


                                                                                                                Proforma
                                                                                                                Combined
                                             Pan European Fund             International Fund              International Fund

------------------------------------------------------------------------------------------------------------------------------------
                                        Shares/Face       Value        Shares/Face        Value       Shares/Face        Value
Country/Security Description              Amount                          Amount                         Amount
------------------------------------------------------------------------------------------------------------------------------------

Lindt & Spruengli AG (Registered)               -              -             142     1,080,645              142       1,080,645
+Logitech International (Registered)       12,500        389,028          18,500       575,761           31,000         964,789
Nestle S.A. (Registered)                    1,572        362,467               -             -            1,572         362,467
Novartis AG (Registered)                        -              -          36,680     1,419,315           36,680       1,419,315
Roche Holding AG                            6,110        506,622          28,300     2,346,547           34,410       2,853,169
UBS AG (Registered)                         6,500        364,720          28,900     1,621,604           35,400       1,986,324
                                           33,482      2,122,307         119,922     7,587,413          153,404       9,709,720

Taiwan
Fubon Financial Holding Co., Ltd.               -              -         341,690       333,998          341,690         333,998
+**iShares MSCI Taiwan Index Fund               -              -          90,000       989,100           90,000         989,100
                                                -              -         431,690     1,323,098          431,690       1,323,098

Thailand
Dhipaya Insurance plc                           -              -       2,181,000     1,043,253        2,181,000       1,043,253
Siam Cement Public Co., Ltd.                    -              -         163,900       829,146          163,900         829,146
+Siam Commercial Bank Public Co.,
Ltd. (Foreign)                                  -              -         638,700       619,825          638,700         619,825
Thai Union Frozen Products Public
Co., Ltd. (Foreign)                             -              -         963,600       675,703          963,600         675,703
                                                -              -       3,947,200     3,167,927        3,947,200       3,167,927

United Kingdom
Amersham plc                               26,100        224,618               -             -           26,100         224,618
BAE Systems plc                            85,609        238,948         378,607     1,056,750          464,216       1,295,698
BG Group plc                                    -              -         221,100       929,359          221,100         929,359
BP plc ADR                                 11,300        475,730               -             -           11,300         475,730
Carpetright plc                            20,800        271,273         132,800     1,731,976          153,600       2,003,249
+easyJet plc                               95,400        348,298         448,100     1,635,980          543,500       1,984,278
GlaxoSmithKline plc                        34,230        710,303          54,927     1,139,784           89,157       1,850,087
Reckitt Benckiser plc                      39,200        788,035          54,445     1,094,505           93,645       1,882,540
Rio Tinto plc                              34,700        739,657               -             -           34,700         739,657
Royal Bank of Scotland Group plc           26,687        678,368          69,014     1,754,296           95,701       2,432,664
Serco Group plc                            84,582        238,892         397,610     1,123,002          482,192       1,361,894
Vodafone Group plc                        244,392        487,240         867,806     1,730,127        1,112,198       2,217,367
                                          703,000      5,201,362       2,624,409    12,195,779        3,327,409      17,397,141

Total Common Stocks                     2,118,484     19,703,667      20,917,696    97,519,433       23,036,180     117,223,100

Preferred Stocks

Germany
Porsche AG                                    430        180,983           1,233       518,959            1,663         699,942
Prosieben SAT.1 Media AG                   28,600        327,066         127,000     1,452,357          155,600       1,779,423


                                                                                                                Proforma
                                                                                                                Combined
                                             Pan European Fund             International Fund              International Fund

------------------------------------------------------------------------------------------------------------------------------------
                                        Shares/Face       Value        Shares/Face        Value       Shares/Face        Value
Country/Security Description              Amount                          Amount                         Amount
------------------------------------------------------------------------------------------------------------------------------------

Rhoen Klinikum AG-Vorzugsakt                4,100        179,050          19,200       838,476           23,300       1,017,526
                                           33,130        687,099         147,433     2,809,792          180,563       3,496,891

South Korea
Hyundai Motor Co., Ltd.                         -              -          42,035       595,723           42,035         595,723

Total Preferred Stocks                     33,130        687,099         189,468     3,405,515          222,598       4,092,614

Rights

Brazil
+ + Companhia Vale do Rio Doce                  -              -          25,200             -           25,200               -
+

France
AXA, Expiration 10/03/03                    8,328            388               -             -            8,328             388


Total Rights                                8,328            388          25,200             -           33,528             388

Repurchase Agreement
#JP Morgan Chase Securities, Inc.,
0.65%, due 10/1/03                       $568,000        568,000      $2,703,000     2,703,000       $3,271,000       3,271,000

Total Investments                       2,727,942    $20,959,154      23,835,364  $103,627,948       26,563,306    $124,587,102

-----------------------------------------
**       Registered Investment Company

+        Non-income producing security.

+        Security fair valued using methods determined in good faith by the
+        Valuation Committee of the Board of Directors.

@ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

ADR      American Depositary Receipt

GDR      Global Depositary Receipt

plc      public limited company

          Excelsior Pan European Fund and Excelsior International Fund

            Pro Forma Statement of Assets and Liabilities (Unaudited)

                               September 30, 2003


                                                                                                           Proforma
                                                       Pan European   International      Proforma          Combined
                                                           Fund            Fund        Adjustments    International Fund
ASSETS
Investments, at cost                                    $20,712,370    $92,564,580              $-    $113,276,950
                                                      ====================================================================

Investments, at value                                   $20,391,154   $100,924,948              $-    $121,316,102
Repurchase Agreements, at value                             568,000      2,703,000               -       3,271,000
Cash                                                            251            738               -             989
Dividends receivable                                         13,484        150,242               -         163,726
Interest receivable                                              10             49               -              59
Receivable for investments sold                             110,918              -               -         110,918
Receivable for fund shares sold                              16,532         94,295               -         110,827
Withholding tax receivable                                   44,113        182,444               -         226,557
Unrealized appreciation on forward foreign currency                                              -               -
     exchange contracts                                         264              -               -             264
                                                      --------------------------------------------------------------------
     Total Assets                                        21,144,726    104,055,716               -     125,200,442
                                                      --------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                           107,315        117,413               -         224,728
Payable for fund shares redeemed                            155,592         85,385               -         240,977
Foreign taxes payable                                             -        250,740               -         250,740
Investment advisory fees payable                             12,909         76,426               -          89,335
Administration fees payable                                   2,788         13,602               -          16,390
Shareholder servicing fees payable                            2,481         12,545               -          15,026
Directors' fees payable                                           2             36               -              38
Accrued expenses and other payables                          37,577        118,782               -         156,359
                                                      --------------------------------------------------------------------
     Total Liabilities                                      318,664        674,929                         993,593
                                                      --------------------------------------------------------------------

NET ASSETS                                              $20,826,062   $103,380,787              $-    $124,206,849
                                                      ====================================================================

NET ASSETS consist of:
Undistributed net investment income                        $281,883     $1,032,536              $-      $1,314,419
Accumulated net realized loss on investments and
   foreign currency translations                        (35,750,341)  (124,003,985)              -    (159,754,326)
Unrealized appreciation of investments and foreign                                               -
   currency translations                                    250,808     10,836,965               -      11,087,773
Par value                                                     2,954         11,349               -          14,303
Paid-in capital in excess of par value                   56,040,758    215,503,922               -     271,544,680
                                                      --------------------------------------------------------------------
     Net Assets                                         $20,826,062   $103,380,787              $-     124,206,849
                                                      ====================================================================

Shares of Common Stock Outstanding                        2,953,728     11,348,647       (667,543)(a)   13,634,832

NET ASSET VALUE PER SHARE                                     $7.05          $9.11                           $9.11


                                                                                                           Proforma
                                                       Pan European   International      Proforma          Combined
                                                           Fund            Fund        Adjustments    International Fund
ASSETS


(a) Assuming a merger date of September 30, 2003, shareholders of the Pan European Fund will receive 0.7739 shares of the International Fund in exchange for 1 share of the Pan European Fund.

             Pro Forma Combined Statement of Operations (Unaudited)
                         For the Year September 30, 2003



                                                                                                                    Pro Forma
                                                                                                                    Combined
                                          Pan European     International                          Pro Forma       International
                                              Fund              Fund            Combined         Adjustments          Fund
Investment Income:
Dividend income                              $664,370       $2,667,171       $3,331,541                 $-        $3,331,541
Interest income                                 7,863           23,663           31,526                  -            31,526
Less:  Foreign taxes withheld                 (25,805)        (262,021)        (287,826)                 -          (287,826)
----------------------------------------------------------------------------------------------------------------------------------
          Total Income                        646,428        2,428,813        3,075,241                  -         3,075,241
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees                      276,664        1,048,567        1,325,231                  -         1,325,231
Administration fees                            55,333          209,715          265,048                  -           265,048
Custodian fees                                 19,153          107,500          126,653             (3,000)(b)       123,653
Shareholder servicing fees                     23,588          128,573          152,161                  -           152,161
Transfer agent fees                            28,123           48,320           76,443             (4,500)(c)        71,943
Registration and filing fees                   12,039           16,736           28,775             (9,000)(d)        19,775
Shareholder reports                             2,620           18,137           20,757                  -            20,757
Legal and audit fees                            5,962           27,380           33,342                  -            33,342
Directors' fees and expenses                    1,086            3,880            4,966                  -             4,966
Miscellaneous expenses                          2,641            9,761           12,402                  -            12,402
----------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                      427,209        1,618,569        2,045,778            (16,500)        2,029,278
----------------------------------------------------------------------------------------------------------------------------------
Fees waived and reimbursed by:
  Investment adviser                          (27,214)        (110,200)        (137,414)             9,763(a)       (127,651)
  Administrators                              (11,067)         (41,943)         (53,010)                 -           (53,010)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                  388,928        1,466,426        1,855,354             (6,737)        1,848,617
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                         257,500          962,387        1,219,887              6,737         1,226,624
----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Loss on
Investments and Foreign Currency
Transactions:
Net realized gain (loss):
   Security transactions                  (11,268,493)     (27,184,470)     (38,452,963)                 -       (38,452,963)
   Foreign currency transactions               33,662          438,941          472,603                  -           472,603
----------------------------------------------------------------------------------------------------------------------------------
Total net realized loss                   (11,234,831)     (26,745,529)     (37,980,360)                 -       (37,980,360)
----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation /
depreciation of investments and
foreign currency translations during
the year                                   17,122,809       45,089,416       62,212,225                  -        62,212,225
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on
investments and foreign currency
transactions                                5,887,978       18,343,887       24,231,865                  -        24,231,865

----------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets
   resulting from operations               $6,145,478      $19,306,274      $25,451,752             $6,737       $25,458,489
==================================================================================================================================

Notes to Pro Forma Combining Financial Statements
(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of September 30, 2003 and the unaudited Pro Forma Combining Statement of Operations for the 12 months ended September 30, 2003 are intended to present the financial condition and related results of operations if Excelsior Pan European Fund merged with Excelsior International Fund.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Adjustment to eliminate Adviser fee waiver from the Pan European Fund. The combined fund will be running under the expense cap.
(b)  Adjustment to eliminate duplicate custodian transaction charges.
(c) Adjustment of transfer agent fees to reflect the elimination of duplicate base transfer agent fee.
(d)  Adjustment to eliminate duplicate blue sky registration fees.
(e) As of September 30, 2003, all of the securities held by the Pan European Fund will comply with the compliance guidelines and/or the investment restrictions of the International Fund.


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